UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2022

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain    Officers; Compensatory Arrangements of Certain Officers.

Effective June 6, 2022 (the “Effective Date”), Troy Crawford, 54, who has been serving as the Interim Chief Financial Officer of SmileDirectClub, Inc. (the “Company”) since January 8, 2022, was promoted to be the Company’s Chief Financial Officer (the “Appointment”).

Mr. Crawford has served as the Company’s Chief Accounting Officer since January of 2020. Prior to that, he served as the Senior Vice President and Chief Accounting Officer of GameStop beginning in June 2010, after serving as its Vice President, Controller prior to that time.

As of the Appointment, Mr. Crawford is entitled to receive: (a) an annual base salary of $550,000; (b) a target bonus opportunity of 50% of his base salary, or $275,000; (c) an annual target equity award opportunity worth 100% of his base salary issuable in restricted stock units beginning with Mr. Crawford’s 2023 annual equity award; and (d) other compensation and benefits available to all executive officers of the Company. Mr. Crawford will also receive a one-time promotional grant of 684,000 restricted stock units on June 6, 2022, vesting in 25% increments over four years set to occur on each of June 7, 2023 and the following three anniversaries, in accordance with the same terms and conditions as other restricted stock units granted under the Company’s 2019 Omnibus Incentive Plan.

In connection with the Appointment, Mr. Crawford executed the change in control severance agreement, in substantially the same form as filed as Exhibit 10.7 to the Company’s Form S-1/A on September 9, 2019, entitling him to certain payments, rights and benefits in connection with a termination of employment by us without cause or by him for good reason in the context of a change in control.

There are no arrangements or understandings with any other person pursuant to which Mr. Crawford will be appointed as the Company’s Chief Financial Officer, and there are no family relationships between Mr. Crawford and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Crawford and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Crawford as Chief Financial Officer is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 6, 2022, announcing the appointment of Troy Crawford as Chief Financial Officer of SmileDirectClub, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Susan Greenspon Rammelt

Name:	Susan Greenspon Rammelt
Title:	Chief Legal Officer, EVP Business Affairs, Secretary, and Director

Date: June 6, 2022